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                                                               Exhibit 99.2

                                                               Execution copy


                                 SCHEDULE 1
                                     TO
        FISCAL AGENCY AGREEMENT DATED ON OR ABOUT FEBRUARY 10, 2004

        (EURO)200,000,000 10.00 PERCENT SENIOR SECURED NOTES DUE 2008
                           OF SOLUTIA EUROPE SA/NV

                      TERMS AND CONDITIONS OF THE NOTES

The (euro)200,000,000 6.25 percent Notes due 2005 (the "Original Notes") of Solutia Europe SA/NV (the "Issuer"), as amended and restated, the
(euro)200,000,000 10.00 percent Notes due 2008 to which these Terms and Conditions of Notes are affixed and are incorporated by reference therein (these Terms and Conditions of Notes, as amended, modified or supplemented from time to time, including all exhibits and schedules hereto, the "Terms and Conditions of Notes" and such Notes, as amended, modified, supplemented or replaced from time to time, including all exhibits and schedules thereto, the "Notes"), was duly authorized pursuant to a decision of the Board of Directors of the Issuer dated 29 January, 2004. The amendment and restatement of the terms of the Notes was approved by the requisite majority of the holders of the Original Notes pursuant to a meeting of the holders of the Original Notes held at the Sheraton Brussels Airport Hotel, Brussels National Airport, 1930 Zaventem, Belgium, on 29 January 2004. In connection with the Notes, the Issuer will enter into the Fiscal Agency Agreement dated on or about February 10, 2004 (as amended, modified or supplemented from time to time, the "Fiscal Agency Agreement") with Kredietbank S.A. Luxembourgeoise, as fiscal agent and paying agent (together with its successors and assigns, the "Fiscal Agent"), and KBC Bank NV as principal paying agent (together with its successors and assigns, the "Principal Paying Agent").

The holders of the Notes (the "Noteholders") and the holders (the
"Couponholders") of the coupons appertaining thereto (the "Coupons") will be entitled to the benefit of, be bound by, and be deemed to have notice of, all of the provisions of the Fiscal Agency Agreement.

In connection with the amendment of the Notes, the Issuer has agreed to pledge or otherwise grant security interests or Liens in certain of its assets to the Collateral Agent as further contemplated by these Terms and Conditions of Notes, the Collateral Agency Agreement and the other Credit Documents and to cause its Subsidiaries to enter into the Subsidiary Guaranties and to pledge or otherwise grant Liens in certain of their assets to the Collateral Agent as further contemplated by these Terms and Conditions of Notes, the Collateral Agency Agreement and the other Credit Documents.

Capitalized terms used herein without definition shall have meanings ascribed to such terms in the Fiscal Agency Agreement.

1.  INTEREST

The Notes bear interest at a rate of 6.25 percent per annum for all periods prior to 29 January 2004 and at a rate of 10.00 percent per annum from and after 29 January 2004. Interest on each


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Note will cease to accrue from the due date for redemption thereof unless
(i) such redemption is pursuant to the provisions under Section 9 hereof and/or (ii) upon due presentation of the Note, the payment of principal is improperly withheld or refused. In either such event, the affected Notes will continue to bear interest (both before and after judgment) until such Notes shall be paid in full or until the seventh day after the date on which notice is given to the affected Noteholders to the effect that the funds for the payment of principal in respect of all outstanding Notes have been received by the Principal Paying Agent and are available for collection (provided that sufficient funds have actually been received and are available for such purpose), whichever is earlier. In addition to the foregoing, from 29 January 2004 through 14 February 2004, the interest on the Notes will accrue at an additional 4.00 percent per annum (the "Additional Interest") over and above relevant rate of interest of the Notes. The Additional Interest was prepaid by the Issuer on 17 December 2003 and the obligation was expressly discharged.

Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Notes and, to the extent permitted by applicable law, any interest payments thereon not paid when due, shall thereafter bear interest (including post-petition interest in any proceeding under applicable bankruptcy or insolvency laws) payable upon demand at a rate that is 2.00 percent per annum in excess of the interest rate otherwise payable under the Notes. Payment or acceptance of the increased rates of interest provided for in this paragraph is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Collateral Agent or any Noteholder.

Interest on the Notes will be payable (i) annually in arrears on 14 February 2004 and (ii) thereafter semi-annually in arrears on 14 August and 14 February of each year (commencing on 14 August 2004), until and including 14 August 2008, and (iii) in arrears on 15 December 2008 (each such date described in clauses (i), (ii) and (iii), an "Interest Payment Date"), subject to the provisions under Section 3 hereof.

Whenever it is necessary to compute any amount of interest in respect of the Notes for a period of less than a full year, such interest shall be calculated on the basis of the actual number of days elapsed divided by the actual number of days in the period from and including the immediately preceding Interest Payment Date (or, if none, the Amendment Date) to but excluding the next scheduled Interest Payment Date.

2.  FORM AND DENOMINATIONS

The Notes are in bearer form, serially numbered, in the denominations of
(euro)1,000, (euro)10,000, and (euro)100,000. The Notes are initially represented by a permanent global note ("Permanent Global Note") in bearer form without Coupons attached. Notes of one denomination may not be exchanged for Notes of any other denomination.

Title to the Notes and any interest Coupon, if applicable, will pass (i) by entry of the transfer in a securities account as long as the Notes are represented by a Permanent Global Note and (ii) by delivery of the Notes and any Coupons if the Notes are represented by definitive notes. The

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holder of any Note or Coupon will (except as otherwise provided by law) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it, any writing on it, or its theft or loss) and no person will be liable for so treating the holder.

3.  PAYMENTS AND PAYING AGENTS

Payments of principal and interest in respect of Notes and Coupons will be made against presentation and surrender (or, in the case of partial payment, endorsement) of Notes or the appropriate Coupons (as the case may be) only at the specified offices of the paying agents named in the Fiscal Agency Agreement or at the offices of such other paying agents outside the United States as the Issuer may appoint from time to time (together with the Fiscal Agent, the "Paying Agents"). Such payments will be made in euro, at the direction of the holder of any Note or Coupon, and subject to applicable laws and regulations, by a euro check drawn on, or by transfer to a euro account (or any other account to which euro may be credited or transferred) maintained by the holder with a bank located in the principal financial centre of any member state of the European Communities. No payment on the Notes will be made by mail to an address in the United States or its possessions or by transfer to an account maintained by the holder in the United States or its possessions.

The Issuer, with the approval of the Fiscal Agent, may change any of the Paying Agents or their specified offices, but (i) the Issuer may not permit payments to be made out of the United States office of a Paying Agent,
(ii) the Issuer must maintain a Paying Agent in Luxembourg, and (iii) as long as the Notes are listed on the Luxembourg Stock Exchange and the rules of that Exchange so require, the Principal Paying Agent must be a direct participant in the BNB System. Notice of any change in the Paying Agents or in their specified offices will be given to the Noteholders and Couponholders in accordance with the provisions under Section 14 hereof.

If the date for payment on any Note is not a Business Day, then the holder thereof shall not be entitled to payment of the amount due until the next following Business Day nor to any further interest or other payment in respect of such delay.

Any monies paid by the Issuer or any Subsidiary Guarantor to the Principal Paying Agent or a Paying Agent for payment of principal, interest or Additional Amounts which remain unclaimed for two years after such monies have become due and payable will be repaid to the Issuer or such Subsidiary Guarantor upon its written request and the Noteholders may thereafter look only to the Issuer or such Subsidiary Guarantor, as the case may be, for payment thereof.

If a Note is presented for redemption without all unmatured Coupons relating thereto, a sum equal to the aggregate amount of the missing Coupons will be deducted from the amount of principal due for payment; provided, however, that if the gross amount available for payment is less than the principal amount of such Note, the sum deducted will be that proportion of the aggregate amount of such missing Coupons which the gross amount actually available for payment bears to the principal amount of such Note. Each sum of principal so deducted shall be paid in the manner described above against presentation and (provided that payment is made in full) surrender of the relevant missing Coupons.

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4.  STATUS

The Notes constitute direct unconditional senior secured obligations of the Issuer and will at all times rank pari passu among themselves and senior to substantially all present and future unsecured obligations of the Issuer to the extent permitted by applicable law, other than obligations preferred by mandatory provisions of law.

Each Subsidiary Guaranty constitutes direct unconditional senior secured obligations of the Subsidiary Guarantor party thereto other than obligations preferred by mandatory provisions of law and except to the extent expressly set forth in the relevant Subsidiary Guaranty.

5.   REDEMPTION, PURCHASE AND CANCELLATION

(a)  Optional Redemption

     (i) The Issuer may, at its option, redeem the Notes in whole or in part in increments of not less than (euro)10,000,000 in principal amount of the Notes, upon at least 30 days' but not more than 60 days' notice to the Fiscal Agent, the Collateral Agent and the Noteholders, in each case solely with Net Cash Proceeds actually received by the Issuer from any Disposition of assets permitted by these Terms and Conditions of Notes at their principal amount together with interest accrued (if any) thereon and arrears of interest (if any) in respect thereof to but excluding the date fixed for redemption, and any Additional Amounts payable under the Notes.

     (ii) On or after 1 August 2005, the Issuer may, at its option, redeem the Notes in whole, but not in part, upon at least 30 days' but not more than 60 days' notice to the Fiscal Agent, the Collateral Agent and the Noteholders, at the redemption price (expressed as percentages of principal amount) set forth below together with interest accrued (if any) on the principal amount and arrears of interest (if
           any) in respect thereof to but excluding the date fixed for redemption, and any Additional Amounts payable under the Notes, if redeemed during the twelve-month period beginning on 1 August of the years indicated below:

                         Year                         Percentage
                    --------------                    ----------
                    2005                              105.00%
                    2006                              103.00%
                    2007                              101.00%
                    2008 and thereafter               100.00%

     (iii) Any redemption pursuant to clause (i) or (ii) above shall be made pursuant to the following provisions:

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           (1)  If the Issuer elects to redeem Notes pursuant to the optional redemption provisions of clause (i) or (ii) above, it will furnish to the Fiscal Agent, the Collateral Agent and the Noteholders, at least 30 days, but not more than 60 days, before a redemption date, an officers' certificate setting forth (w) the section of these Terms and Conditions of Notes pursuant to which the redemption shall occur, (x) the redemption date, (y) the principal amount of Notes to be redeemed and (z) the redemption price.

           (2) If less than all of the Notes are to be redeemed or purchased pursuant to the optional redemption provisions of clause
                (i) above, the Fiscal Agent will select Notes for redemption or repurchase as follows:

                (I) if the Notes are listed on any national securities exchange or regulated market, in compliance with the requirements of the principal national securities exchange on which the Notes are listed; or

                (II) if the Notes are not listed on any national securities exchange or regulated market, on a pro rata basis, by lot or by such method as the Fiscal Agent deems fair and appropriate.

                In the event of partial redemption or purchase by lot, the particular Notes to be redeemed or purchased will be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption or purchase date by the Fiscal Agent from the outstanding Notes not previously called for redemption or purchase.

                The Fiscal Agent will promptly notify the Issuer in writing of the Notes selected for redemption or purchase and, in the case of any Note selected for partial redemption or purchase, the principal amount thereof to be redeemed or repurchased. Notes and portions of Notes selected will be in amounts of
                (euro)1,000 or whole multiples of (euro)1,000; except that if all of the Notes of a holder are to be redeemed, the entire outstanding amount of Notes held by such holder, even if not a multiple of (euro)1,000, shall be redeemed or purchased. Except as provided in the preceding sentence, provisions of these Terms and Conditions of Notes that apply to Notes called for redemption or purchase also apply to portions of Notes called for redemption or purchase.

           (3) At least 30 days but not more than 60 days before a redemption date, the Issuer will mail or cause to be mailed, by first class mail, a notice of redemption to each holder whose Notes are to be redeemed at its registered address.

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                      The notice will identify the notes to be redeemed and
                      will state:

                (I)   the redemption date;

                (II)  the redemption price;

                (III) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion will be issued upon cancellation of the original Note;

                (IV)  the name and address of the Fiscal Agent;

                (V) that Notes called for redemption must be surrendered to the Fiscal Agent to collect the redemption price;

                (VI) that, unless the Issuer defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date; and

                (VII) the paragraph of the Notes and/or section of these Terms and Conditions of Notes pursuant to which the Notes called for redemption are being redeemed.

                At the Issuer's request (which may be revoked at any time in writing prior to the time at which the Fiscal Agent shall have given such notice to the Noteholders), the Fiscal Agent will give the notice of redemption in the Issuer's name and at its expense; provided, however, that the Issuer has delivered to the Fiscal Agent, at least 35 days prior to the redemption date, an officers' certificate requesting that the Fiscal Agent give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

           (4)  Once notice of redemption is mailed in accordance with clause
                (3) above, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional. If mailed in the manner herein, the notice shall be conclusively presumed to have been given whether or not the Noteholder receives such notice. Failure to give notice or any defect in the notice to any Noteholder shall not affect the validity of the notice to any other Noteholder.

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           (5)  One Business Day prior to the redemption or purchase date, the Issuer will deposit with the Fiscal Agent money sufficient to pay the redemption or purchase price of, and accrued interest (if any), arrears of interest (if any) and Additional Amounts (if any) on, all Notes to be redeemed or purchased on that date. The Fiscal Agent will promptly return to the Issuer any money deposited with the Fiscal Agent by the Issuer in excess of the amounts necessary to pay the redemption or purchase price of, and accrued interest (if any), arrears of interest (if any) and Additional Amounts (if any) on, all Notes to be redeemed or purchased.

                If the Issuer complies with the provisions of the preceding paragraph, on and after the redemption or purchase date, interest will cease to accrue on the Notes or the portions of Notes called for redemption or purchase. If a Note is redeemed or purchased on or after an interest record date but on or prior to the related Interest Payment Date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption or purchase is not so paid upon surrender for redemption because of the failure of the Issuer to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption or purchase date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and under Section 1 hereof.

           (6) Upon surrender of a Note that is redeemed or purchased in part, the Issuer will issue and, upon receipt of an order from the Issuer to authenticate a new Note, the Fiscal Agent will authenticate for the holder of such Note at the expense of the Issuer a new Note equal in principal amount to the unredeemed or unpurchased portion of the Note surrendered.

(b) Final Redemption. Unless previously redeemed or purchased and cancelled, the Issuer will repay the Notes at 100 percent of their principal amount on 15 December 2008. The Notes may not be redeemed at the option of the Issuer except as set forth in Sections 5(a) and 5(c) hereof.

(c) Redemption for Tax Reasons. The Issuer may, at its option, redeem the Notes in whole, but not in part, upon at least 30 days' but not more than 60 days' notice (subject as provided below) to the holders of such Notes at their principal amount together with interest accrued (if any) thereon and arrears of interest (if any) in respect thereof to but excluding the date fixed for redemption, and any Additional Amounts payable under the Notes; provided, that the Issuer shall provide to the Fiscal Agent and the Collateral Agent an opinion in writing of a reputable firm of lawyers of good standing (such opinion to be in a form, and such firm to be a firm, to which the Fiscal Agent shall have no reasonable objection) to the effect the Issuer will be required to pay Additional Amounts under the


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     Notes upon the next due date for a payment in respect of the Notes
     (for reasons outside its control and after taking reasonable measures to avoid such obligation) by reason of:

     (i) any actual change in or amendment to the laws, regulations or rulings of the Kingdom of Belgium or any political subdivision or taxing authority thereof or therein; or

     (ii) any actual change in the official application or interpretation of such laws, regulations or rulings; or

     (iii) any action which shall have been taken by any taxing authority or any court of competent jurisdiction of the Kingdom of Belgium or any political subdivision or taxing authority thereof or therein, whether or not such action was taken or brought with respect to the Issuer, or

     (iv) any actual change in the official application or interpretation of, or any actual execution, or amendment to, any treaty or treaties affecting taxation to which the Kingdom of Belgium is or is to be a party, which change, amendment or execution becomes effective on or after the Amendment Date. No such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay Additional Amounts if a payment in respect of the Notes were then due.

(d) Purchase. The Parent and any of its Subsidiaries (including the Issuer) may at any time purchase Notes in the open market or otherwise at any price (provided that they are purchased together with all unmatured Coupons relating to them). Any purchase by tender shall be made available to all Noteholders alike. The Notes so purchased, while held by or on behalf of the Parent or any such subsidiary, shall not entitle the holder to vote at any meetings of the Noteholders and shall not be deemed to be outstanding for the purposes of calculating quorums at meetings of the Noteholders or for the purposes of the provisions of Section 10 hereof.

(e)  Cancellation. All Notes redeemed or purchased pursuant to this
     Section 5 and any unmatured Coupons attached to or surrendered with them will be cancelled and may not be re-issued or resold.

6.   PAYMENT OF ADDITIONAL AMOUNTS

All payments of principal and interest in respect of the Notes will be made without withholding or deduction for or on account of any present or future taxes or duties of whatever nature


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imposed or levied by or on behalf of the Kingdom of Belgium, the United
States, or by any other Governmental Authority, or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. In such event, the Issuer will pay such additional amounts ("Additional Amounts") as shall be necessary in order that the net amounts received by any Noteholder or Couponholder, after such withholding or deduction, shall equal the respective amounts of principal and interest which would have been receivable in respect of the Note or Coupon (as the case may be) in the absence of such withholding or deduction; provided, however, that no such Additional Amounts shall be payable with respect to:

(a) any Note or Coupon presented for payment by, or on behalf of, a holder who is liable for such taxes or duties in respect of such Note or Coupon by reason of his having some connection with the Kingdom of Belgium or the United States, other than the mere holding of such Note or Coupon or the receipt of payments in respect thereto; or

(b) any Note or Coupon presented for payment more than 30 days after the Relevant Date except to the extent that the holder thereof would have been entitled to such Additional Amounts on presenting the same for payment on such thirtieth day; or

(c) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, assessment or other governmental charge; or

(d) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payment of principal or interest, if any, with respect to such Note or Coupon; or

(e) any tax, duty, levy, assessment or other governmental charge that would not have been imposed but for the fact that such Noteholder or Couponholder presented (if presentation is required) such Note or Coupon for payment in the applicable taxing jurisdiction, unless such Note or Coupon could not have been presented for payment elsewhere; or

(f) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Noteholder or Couponholder or the beneficial owner of the Note or Coupon with a request of the Issuer or any Subsidiary Guarantor (a) to provide information concerning the nationality, residence or identity of the Noteholder or Couponholder or such beneficial owner or (b) to make any declaration or other similar claim or satisfy any information or reporting requirements, which, in the case of (a) or
     (b) is required or imposed by a statute, treaty, regulation or administrative practice of the applicable taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

(g) in relation to Additional Amounts in respect of taxes and duties imposed or levied by the Kingdom of Belgium only, any Note or Coupon held by or on behalf of a holder who, at


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     the time of issue of the Notes, was not an eligible investor within the meaning of Article 4 of the Royal Decree on 26 May 1994 on the deduction of withholding tax or who was an eligible investor at the time of issue of the Notes but, for reasons within the holder's control, ceased to be an eligible investor or, at any relevant time on or after the issue of the Notes, otherwise failed to meet any other condition for the exemption of Belgian withholding tax pursuant to the law of 6 August 1993 relating to certain securities; or

(h)  any combination of (a) to (g);

nor, in any case, with respect to the Issuer shall Additional Amounts be paid to any holder who is not the sole beneficial owner of such Note or Coupon to the extent that a beneficial owner thereof would not have been entitled to payment of Additional Amounts had such beneficial owner been the holder of such Note or Coupon. The Issuer shall be entitled to appoint an additional paying agent in the event payments by such paying agent will avoid the payment of an Additional Amount pursuant to this Section 6.

7.   AFFIRMATIVE COVENANTS OF THE CREDIT PARTIES

So long as any principal of or interest on or any other Obligation (whether or not due), other than indemnification obligations for which no claim has been asserted, shall remain unpaid, the Issuer will, and will cause each of its Subsidiaries to, unless the Requisite Noteholders shall otherwise consent in writing:

(a) Additional Subsidiary Guaranties and Collateral Security. Solely to the extent permitted by applicable law, cause:

     (i) each Subsidiary of the Issuer that is not a Subsidiary Guarantor as of the Amendment Date or pursuant to the Agreement of Understanding to execute and deliver to the Collateral Agent promptly and in any event within 20 Business Days after the formation, acquisition or change in status of such Person that causes it to become the Issuer's Subsidiary:

           (1) a Subsidiary Guaranty governed by the laws of the State of New York guaranteeing the Obligations in form and substance substantially similar to the Subsidiary Guaranties executed on or about the Amendment Date (excluding any limitations on the amount of the Obligations guarantied except to the extent required by law) and reasonably satisfactory to the Collateral Agent or Requisite Noteholders;

           (2) one or more Collateral Documents governed by the laws of the jurisdiction of organization of such Subsidiary pursuant to which first priority perfected security interests in substantially all of the assets of such


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                Subsidiary (subject only to Permitted Liens and excluding
                assets the pledge of which is not commercially reasonable) are pledged or otherwise granted to the Collateral Agent in form and in substance substantially similar to the Collateral Documents executed on or about the Amendment Date and reasonably satisfactory to the Collateral Agent or Requisite Noteholders;

           (3) if such Subsidiary has any Subsidiaries, a Pledge Agreement governed by the laws of the jurisdiction or organization of such Subsidiary pursuant to which first priority perfected security interests in all of the Capital Stock of such Subsidiaries (subject to Permitted Liens imposed by mandatory operation of law) are granted to the Collateral Agent in form and substance substantially similar to the Pledge Agreements executed on or about the Amendment Date and reasonably satisfactory to the Collateral Agent or Requisite Noteholders, together with, to the extent required by the laws of the jurisdiction of incorporation of such Subsidiary in order to create a first priority perfected security interest:

                (I) certificates (if any) evidencing all of the Capital Stock of any Person directly owned by such Subsidiary;

                (II) undated stock powers or other appropriate instrument of assignment executed in blank with signature guaranteed;

                (III) evidence that appropriate entries have been made
                      in the stock register indicating such pledge; and

                (IV) such opinions of counsel and such approving certificate of such Subsidiary as the Collateral Agent may reasonably request.

           (4) to the extent that such Subsidiary holds a fee interest in real property with a Current Value in excess of (euro)1,000,000, one or more Mortgages pursuant to which a perfected, first priority Lien in such real property can be created (except as to priority solely in respect of any Permitted Lien), each in form and substance reasonably satisfactory to the Collateral Agent or Requisite Noteholders, together with such other agreements, instruments and documents as the Collateral Agent or Requisite Noteholders may require; provided that the amount secured by such Mortgage may be limited to 120 percent of the fair market value of such real property if such limitation will reduce filing or recordation fees in connection therewith; and

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           (5)  such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Collateral Agent or Requisite Noteholders in order to create, perfect, establish the priority of or otherwise protect any Lien purported to be covered by any such Collateral Document or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements applicable to such Subsidiary contained in the Credit Documents and that substantially all of the property and assets of such Subsidiary shall become Collateral for the Obligations guaranteed by such Subsidiary pursuant to the Subsidiary Guaranty entered into by such Subsidiary.

     (ii) each Credit Party that owns the Capital Stock of any Subsidiary of any Credit Party that has not been pledged to the Collateral Agent to execute and deliver promptly and in any event within 20 Business Days after the earlier of the issuance or acquisition of such Capital Stock a Pledge Agreement governed by the laws of the jurisdiction of organization of such Subsidiary pursuant to which first priority perfected security interests in all of such Capital Stock of such Subsidiary are pledged to the Collateral Agent in form and in substance substantially similar to the Pledge Agreements executed on or about the Amendment Date and conforming to the definition thereof or otherwise reasonably acceptable to the Collateral Agent or Requisite Noteholders, together with, to the extent required by the laws of the jurisdiction of incorporation of such Subsidiary to create a first priority perfected security interest:

           (1) certificates (if any) evidencing all of the Capital Stock of such Subsidiary owned by the Credit Party;

           (2) undated stock powers or other appropriate instruments of assignment executed in blank with signature guaranteed;

           (3) evidence that appropriate entries have been made in the stock register indicating such pledge;

           (4) such opinion(s) of counsel and such approving certificate of such Subsidiary as the Collateral Agent or Requisite Noteholders may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares; and

           (5) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Collateral Agent or Requisite Noteholders;

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     (iii) any Credit Party that acquires or otherwise owns any Intercompany
           Indebtedness Owed to any Credit Party that has not been pledged to the Collateral Agent pursuant to a Collateral Document to execute and deliver promptly and in any event within 20 Business Days after the acquisition of such Indebtedness a Collateral Document (or, if such Credit Party has already executed and delivered a relevant Collateral Document, a supplement thereto), together with, to the extent required by the laws of the jurisdiction of incorporation of such Subsidiary to create a first priority perfected security interest:

           (1)  any promissory note(s) evidencing all such Indebtedness;

           (2) undated endorsement or other appropriate instruments of assignment executed in blank with signature guaranteed;

           (3) evidence that the obligor of such indebtedness has received notice of such pledge;

           (4) such opinion(s) of counsel and such approving certificate of such Credit Party as the Collateral Agent or Requisite Noteholders may reasonably request in respect of complying with any legend on any such promissory note or any other matter relating to such Indebtedness; and

           (5) such other agreements, instruments, approvals, legal opinions or other documents requested reasonably by the Collateral Agent or Requisite Noteholders.

     For the avoidance of any doubt, it is understood that no provision herein shall be construed to permit any Intercompany Indebtedness
     Owed to Credit Parties that is otherwise prohibited by other provisions of these Terms and Conditions of Notes.

(b) Preservation of Existence, Etc. Except as provided in Section 8(c), maintain and preserve its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction (to the extent applicable in the relevant jurisdiction) in which the character of the properties owned or leased by it or in which the transaction of its material business makes such qualification necessary.

(c) Keeping of Records and Books of Account. Keep adequate records and books of account in accordance with local accounting procedures, with complete entries made to permit the preparation of financial statements in accordance with GAAP.

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(d)  Maintenance of Properties, Etc. Maintain and preserve all of its material properties which are necessary or used in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all material leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder; provided, however, that nothing in this Section 7(d) shall prevent any Subsidiary Guarantor from discontinuing the operation and maintenance of any of its properties or assets if such discontinuance is, in the reasonable judgment of the Issuer or such Subsidiary Guarantor, desirable in the conduct of its business and if such discontinuance is not materially adverse to either the Issuer or the Subsidiaries Guarantors or the ability of the Issuer or the Subsidiaries Guarantors to otherwise satisfy their respective obligations under the Credit Documents.

(e) Maintenance of Insurance. Maintain insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and which insurance shall not be less than the amount, adequacy and scope than the insurance maintained by or for the Issuer and its Subsidiaries on the Amendment Date (it being understood that the amount, adequacy and scope of any global insurance policies maintained by Parent or its Affiliates (the "Global Policies") may be changed in any manner provided that any such change does not materially affect the amount, adequacy or scope of the Issuer or the Subsidiary Guarantors' insurance coverage); provided, however, that if Collateral is sold pursuant to these Terms and Conditions of Notes, the level of insurance may be reduced in a commercially reasonable manner. To the extent permitted pursuant to applicable law, as soon as practicable after the Amendment Date, the Issuer shall take all steps necessary to grant to the Collateral Agent a perfected Lien on its insurance polices and its rights with respect to insurance obtained by its Affiliates, it being understood that such steps may include the inclusion of lenders loss payable endorsements directly or indirectly for the benefit of the Collateral Agent, in form and substance satisfactory to the Collateral Agent, which may provide that all insurance proceeds in excess of (euro)1,000,000 or payable after the insurer has received written notice from the Collateral Agent that an Event of Default then exists and is continuing (until a contrary notice is received), shall be payable directly to the Collateral Agent; provided, however, that the Collateral Agent shall assign such proceeds to the Issuer for the purpose of reinvestment to the extent that such reinvestment is approved by Requisite Noteholders or, if an Event of Default has not occurred and is continuing, is not objected to by Requisite Noteholders within 45 days after the Noteholders have been notified thereof. All certificates of insurance, to the extent practicable, shall provide for not less than 30 days' prior written notice to the Collateral Agent of the exercise of any right of cancellation. If any Credit Party or any of its Subsidiaries fails to maintain such insurance, the Collateral Agent may arrange for such insurance, but at the Issuer's expense and without any responsibility on the Collateral Agent's part for obtaining the insurance, the solvency of the insurance

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     companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, to the extent practicable, the Collateral Agent shall have the right, in the name of the Noteholders, any Credit Party and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims that relate to the Collateral under any such insurance policies.

(f) Further Assurances. Solely to the extent permitted by applicable law, take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents contemplated by the Agreement of Understanding or as the Collateral Agent or Requisite Noteholders may reasonably require from time to time in order to:

     (i) to carry out more effectively the purposes of these Terms and Conditions of Notes and the other Credit Documents, including the Agreement of Understanding;

     (ii) subject to valid and perfected Liens any of the Collateral of any Credit Party and its Subsidiaries (excluding, however, Collateral otherwise required pursuant to Section 7(a) or 7(g) hereof the pledge of which is not commercially reasonable),

     (iii) establish and maintain the validity and effectiveness of any of the Credit Documents and the validity, perfection and priority of the Liens intended to be created thereby; and

     (iv) better assure, convey, grant, assign, transfer and confirm unto the Collateral Agent and the Noteholders, as the case may be, the rights now or hereafter intended to be granted to it under these Terms and Conditions of Notes or any other Credit Document. In furtherance of the foregoing, to the maximum extent permitted by applicable law, each Credit Party authorizes the Collateral Agent or Requisite Noteholders to execute any such agreements, instruments or other documents in such Credit Party's name and to file such agreements, instruments or other documents in any appropriate filing office.

(g) After Acquired Real Property. Upon the acquisition by it after the Amendment Date of any fee interest in any real property (wherever located) with a Current Value in excess of (euro)1,000,000 (each such interest being an "After Acquired Property"); immediately so notify the Collateral Agent and the Noteholders, setting forth with specificity a description of the interest acquired, the location of the real property, any structures or improvements thereon and either an appraisal or such Credit Party's good-faith estimate of the current value of such real property (the "Current Value"). Any Credit Party which

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     has acquired such After Acquired Property shall as promptly as practicable but in any event within 60 days, to the extent permitted pursuant to applicable law, furnish to the Collateral Agent the following, each in form and substance satisfactory to the Collateral Agent or Requisite Noteholders:

     (i) a Mortgage with respect to such real property and related assets located at the After Acquired Property, each duly executed by such Person and in recordable form; provided that the amount secured by such Mortgage may be limited to the fair market value of the After Acquired Property if such limitation will reduce filing or recordation fees in connection therewith;

     (ii)  evidence of the recording of the Mortgage referred to in clause
           (i) above in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to create and perfect a valid and enforceable lien on the property purported to be covered thereby or to otherwise protect the rights of the Collateral Agent and the Noteholders thereunder; and

     (iii) such other documents or instruments (including guarantees and opinions of counsel) as the Collateral Agent or Requisite Noteholders may reasonably require.

(h)  (i)   Inspection Rights and Related Matters. Permit any authorized representatives designated by the Collateral Agent or any Noteholder or Noteholders holding individually or collectively in excess of 10 percent of the principal amount of Notes to visit and inspect any of the properties of the Issuer or of any of its Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that the Issuer may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested or at any time or from time to time following the occurrence and during the continuance of an Event of Default; provided that any such authorized representatives designated by the Collateral Agent and the Collateral Agent or any such Noteholder or Noteholders enter into a confidentiality agreement with respect to confidential information obtained in connection with this Section 7(h) reasonably satisfactory to the Issuer.

     (ii) provide with reasonable promptness, such information and data with respect to the Issuer or any of its Subsidiaries as from time to time may be reasonably requested by the Collateral Agent or any Noteholder or Noteholders holding individually or collectively in excess of 10 percent of the principal amount of the Notes; provided that any such authorized representatives designated by the Collateral Agent and the Collateral Agent or any such Noteholder or Noteholders enter into a confidentiality agreement with respect to confidential information obtained in connection with this Section 7(h) reasonably satisfactory to the Issuer.

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     (iii) together with the filing of the financial statements of the
           Issuer and its Subsidiaries required by clause (m) of Section 9, on an annual basis, cause to be furnished to Collateral Agent a certificate of an Authorized Officer of the Issuer stating that such Authorized Officer has reviewed the provisions of the Terms and Conditions of Notes and the other Credit Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Issuer and its Subsidiaries during the period covered by such annual financial statements with a view to determining whether the Issuer and its Subsidiaries were in compliance with all of the provisions of the Terms and Conditions of Notes and such Credit Documents at the times such compliance is required hereby and thereby, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the existence during such period of an Event of Default or Default or, if an Event of Default or Default existed, describing the nature and period of existence thereof and the action which the Issuer and its Subsidiaries propose to take or have taken with respect thereto.

(i) Deposit Accounts. No Credit Party shall establish or maintain any deposit account, securities or similar account with any bank or other institution or Person (a "Deposit Account") unless the Collateral Agent has received a perfected security interest in such Deposit Account prior to the deposit of any amount into such Deposit Account; provided that this clause (i) shall not apply to certain Deposit Accounts of SSI to the extent expressly set forth in the relevant Collateral Documents; provided that the Credit Parties shall grant a perfected security interest in their respective Deposit Accounts as soon as reasonably practicable after the Amendment Date.

8.   CERTAIN NEGATIVE COVENANTS OF THE CREDIT PARTIES

So long as any principal of or interest on or any other Obligation (whether or not due), other than indemnification obligations for which no claim has been asserted, shall remain unpaid, the Issuer shall not, and shall not permit any of its Subsidiaries to, unless the Requisite Noteholders shall otherwise consent:

(a) Liens, Etc. Create, incur, assume or suffer to exist any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired; sell any of its or any of its Subsidiaries' property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of Accounts) with recourse to it or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income; other than, as to all of the above, Permitted Liens.

(b) Indebtedness and Contingent Obligations. Create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to any Indebtedness or Contingent Obligations other than Permitted Indebtedness.

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                                                               Execution copy

(c) Fundamental Changes; Dispositions. Wind-up, liquidate or dissolve, or merge, consolidate or amalgamate with any Person, or convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its or any of its Subsidiaries' business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing); provided, however, that any Credit Party and its Subsidiaries may

     (i)   sell Inventory in the ordinary course of business,

     (ii) dispose of obsolete or worn-out equipment or equipment no longer used in the ordinary course of business,

     (iii) sell or otherwise dispose of other property or assets for cash in an aggregate amount not less than the fair market value of such property or assets; and

     (iv) sell or otherwise dispose of the Issuer's interest in real property located at Louvain-la-Neuve, Belgium for cash in an aggregate amount not less than the fair market value of such property (or on terms expressly required in the Issuer's existing agreement with the University of Louvain-la-Neuve, Belgium with respect to such real property);

     provided that the Net Cash Proceeds of such Dispositions in the case of clauses (ii) and (iii) above, do not exceed
     (euro)15,000,000 in the aggregate in any Fiscal Year.

     Notwithstanding all of the foregoing:

                (A) any Subsidiary of the Issuer (other than SSI) (such Subsidiary, the "Target Subsidiary") may consolidate with, merge into or transfer all or part of its properties and assets to the Issuer or a Subsidiary Guarantor; provided that concurrently with such consolidation, merger or transfer of assets, Collateral Documents (or amendments to the existing Collateral Documents) are entered into in form and substance acceptable to the Collateral Agent or Requisite Noteholders granting to the Collateral Agent Liens on substantially all of the assets of the Target Subsidiary;

                (B)   the SSI Capital Decrease may occur; and

                (C) the Issuer may cause Carbogen to liquidate or dissolve in the event that the Issuer determines, in the exercise of its business judgment,

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                                                               Execution copy


                      that such liquidation or dissolution will maximize the value of the business interests of the Issuer taken as a whole. In connection with such liquidation or dissolution, the Issuer may sell or otherwise dispose of all or substantially all of Carbogen's assets.

(d) Loans, Advances, Investments, Etc. Make, or commit or agree to make, any loan, advance, guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, except for:

     (i) investments consisting of Intercompany Indebtedness Owed to Credit Parties existing on the date hereof, as set forth on IV(h)-2 to the Agreement of Understanding, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof except as expressly provided in Section 8(i)(iii)(l) hereof,

     (ii) loans and advances by a Subsidiary Guarantor to the Issuer or from the Issuer to a Subsidiary Guarantor so long as such loans and advances meet the requirements of clause (e)(i) of the definition of "Permitted Indebtedness,"

     (iii)  Permitted Investments,

     (iv) Hedging Agreements entered into in the ordinary course of business and not for speculative purposes,

     (v) loans and advances to employees of the Credit Parties in the ordinary course of business and not exceeding in the aggregate amount at any one time outstanding (euro)10,000,

     (vi) capital contributions from the Issuer to the Subsidiary Guarantors in an aggregate amount not to exceed (euro)10,000,000;

     (vii) investments in deposit accounts permitted under Section 7(i) in the ordinary course of business; and

     (viii) transactions expressly permitted pursuant to Sections
            8(e)(4), 8(e)(5) and 8(e)(6).

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(e)  Restricted Payments.

     (i) Declare or pay any dividend or other distribution, direct or indirect, on account of any Capital Stock of the Issuer or any of its Subsidiaries, now or hereafter outstanding;

     (ii) make any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of the Issuer or any of its Subsidiaries, or any direct or indirect parent of any Credit Party, now or hereafter outstanding;

     (iii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Capital Stock of the Issuer or any of its Subsidiaries, now or hereafter outstanding;

     (iv) return any Capital Stock to any shareholders or other equity holders of the Issuer or any of its Subsidiaries, or make any other distribution of property, assets, shares of Capital Stock, warrants, rights, options, obligations or securities thereto as such;

     (v) pay any management fees or any other fees or expenses (including the reimbursement thereof by the Issuer or any of its Subsidiaries) pursuant to any management, consulting, trademark, royalty or other services agreement to any of the shareholders or other equityholders of the Issuer or any of its Subsidiaries or other Affiliates thereof who are not Credit Parties (other than payments for products and services (other than those covered by the Issuer Trademark Agreement and the Issuer Royalty Agreement) to the extent permitted by Section 8(f) hereof); or

     (vi) pay or prepay any principal, interest or any other amounts under, or redeem, purchase, retire, defease (including in substance or legal defeasance), or make sinking fund or similar payments with respect to, the Issuer Convertible Subordinated Bonds or Indebtedness described in clause (c)(ii) or in clause (k) of the definition of Permitted Indebtedness;

           provided, however, that

           (1) dividends or other distribution may be made by any Subsidiary of the Issuer to the Issuer (or proportional dividends and distributions to the Parent in respect of its one share of Capital Stock of SSI);

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                                                               Execution copy


           (2) capital contributions may be made by the Issuer to the Subsidiary Guarantors, including without limitation, in exchange for Capital Stock of such Subsidiary in any aggregate amount not to exceed the amount set forth in
                Section 8(d)(vi);

           (3) so long as no Event of Default shall have occurred and be continuing, the Issuer may pay to the Parent


                (I) trademark license fees to the extent expressly required by the Issuer Trademark Agreement, as in effect on December 16, 2003; and

                (II) royalty payments to the extent expressly required by the Issuer Royalty Agreement, as in effect on December 16, 2003;

           (4) the Issuer may repurchase the Capital Stock of CPFilms Germany not owned by the Issuer, and CPFilms Germany may make dividends or distributions in respect of its Capital Stock to Persons other than the Issuer to the extent

                (I) the aggregate amount of all such purchases, dividends and distributions does not exceed (euro)750,000; and

                (II) both before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and;

           (5) the Issuer may convert all or a portion of the Issuer Convertible Subordinated Bonds into Capital Stock of the Issuer to the extent permitted under Section 8(h); and

           (6)  the SSI Capital Decrease may occur.

(f) Transactions with Affiliates. Enter into, renew, extend or be a party to any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration, on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm's length transaction with a Person that is

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                                                               Execution copy


     not an Affiliate thereof, and in any event on terms no less favorable to it or its Subsidiaries than was obtainable pursuant to past practice; provided that, subject to any limitations set forth
               --------
     in the Collateral Agency Agreement, the Issuer may acquire up to
     (euro)10,000,000 of operating assets from Solutia UK or other Affiliates that are transferred to the Issuer's facilities in Belgium and are necessary or desirable for the prudent operation of the Issuer's business for fair consideration on terms no less favorable to it than would be obtainable in a comparable arms length transaction with a Person that is not an Affiliate of the Issuer.

(g) Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries. Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or consensual restriction of any kind on the ability of any Subsidiary of any Credit Party to

     (i) pay dividends or to make any other distribution on any shares of Capital Stock of such Subsidiary owned by any Credit Party or any of its Subsidiaries;

     (ii) pay any Indebtedness owed to any Credit Party or any of its Subsidiaries;

     (iii) to make loans or advances to any Credit Party or any of its Subsidiaries; or

     (iv) transfer any of its property or assets to any Credit Party or any of its Subsidiaries;

     provided, however, that this Section 8(g) shall not apply to encumbrances or restrictions:

           (1) under these Terms and Conditions of Notes and the other Credit Documents; and

           (2) on cash or other deposits imposed by leases, customer contracts or other agreements not involving the incurrence of Indebtedness entered into in the ordinary course of business with a Person that is not an Affiliate.

(h) Limitation on Issuance of Capital Stock. Issue or sell or enter into any agreement or arrangement for the issuance and sale of any shares of its Capital Stock, any securities convertible into or exchangeable for its Capital Stock or any warrants; provided, however, that nothing in this section shall prohibit the issuance of Capital Stock of the Issuer in connection with the conversion of the Issuer Convertible Subordinated Bonds; provided that such Capital Stock shall not be subject to mandatory redemption or provide for any dividend or distribution of any kind prior to the payment in full of all Obligations; provided, further that nothing in this section shall prohibit the issuance of Capital Stock of any Subsidiary of a Credit Party to the Issuer on account of capital contributions

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                                                               Execution copy


     permitted pursuant to Section 8(d)(vi) or any distributions or off sets in connection with the issuance of Capital Stock to the Issuer in connection with the SSI Capital Decrease.

(i)  Modifications of Organizational Documents and Certain Other Agreements;
     Etc.

     (i) Except to the extent permitted by Section 8(c), amend, modify or otherwise change its name, jurisdiction of organization or organizational identification number;

     (ii) Except to the extent permitted by Section 8(c), amend, modify or otherwise change its certificate of incorporation or bylaws (or other similar organizational documents), including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it, with respect to any of its Capital Stock (including any shareholders' agreement), or enter into any new agreement with respect to any of its Capital Stock, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (ii) that either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect and could not be adverse in any material respect to the Collateral Agent or the Noteholders; provided that an amendment to the organizational documents of a Credit Party that provides for the issuance of Capital Stock of such Credit Party (1) in connection with the conversion of the Issuer Convertible Subordinated Bonds into the Capital Stock of the Issuer as permitted under Section 8(h) hereof, (2) to the Issuer in connection with the SSI Capital Decrease, (3) to the Issuer in connection with capital investments permitted pursuant to Section 8(d)(vi), or (4) as required in order to ensure compliance with changes in applicable local law, shall be permitted under this Clause (ii)

     (iii) amend, modify or change (or permit the amendment, modification or other change in any manner of) any of the provisions of

           (1) any Intercompany Indebtedness Owed to Credit Parties, including the Solutia UK Note, other than amendments extending the maturity thereof to a date no later than December 15, 2008;

           (2) the Issuer Trademark Agreement other than extensions of the term thereof;

           (3) the Issuer Royalty Agreement other than extensions of the term thereof; or

           (4) the Issuer Convertible Subordinated Bonds, except (i) as is required in connection with the conversion of all or a portion of the Issuer Convertible


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                Subordinated Bonds into Capital Stock of the Issuer as
                permitted under Section 8(h) hereof or (ii) to provide that payments that otherwise would be required to be paid in cash may not be paid in cash so long as any Obligations are outstanding or the subordination provisions set forth therein are made more restrictive to the holders thereof.

(j) Compromise of Accounts and Related Matters. (A) Compromise or adjust any Account (or extend the time of payment thereof) or grant any discounts, rebates, allowances or credits other than in the ordinary course of its business or (B) assign any Accounts except to the Collateral Agent or in connection with Dispositions permitted pursuant to Section
     8(c)(iii); provided, however, that during the existence of an Event of Default that is continuing, no such compromises, adjustments or grants may be given to the Parent or any Affiliates, except as otherwise agreed to by the Collateral Agent or Requisite Noteholders.

(k) Certain Agreements. Agree to any material amendment or other material change to or material waiver of any of its rights under any Material Contract that could reasonably be expected to have a Material Adverse Effect on the Issuer's or any Subsidiary Guarantor's rights under such Material Contract.

(l) Sales and Lease-Backs. Directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an operating lease or a Capitalized Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired,

     (i) that the Issuer or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person; or

     (ii) that the Issuer or any of its Subsidiaries intends to use for substantially the same purpose as any other property that has been or is to be sold or transferred by the Issuer or any of its Subsidiaries to any Person in connection with such lease.

(m)  Conduct of Business. Engage in any business other than

     (i) the businesses engaged in by the Issuer and its Subsidiaries or the Parent or any of its Subsidiaries on the Amendment Date and similar or related businesses except to such extent as is not material to the Issuer and its Subsidiaries taken as a whole; and

     (ii) such other lines of business as may be consented to by Requisite Noteholders.

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(n)  Fiscal Year. Change its Fiscal Year-end from December 31st.

9.   EVENTS OF DEFAULT

"Event of Default", wherever used herein with respect to the Notes or any other Credit Document, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) default in the payment of any interest upon the Notes or any fee, indemnity or other amount payable under any Credit Document (other than payment of the principal of the Notes) when it becomes due and payable, and continuance of such default for a period of 10 days; or

(b)  default in the payment of the principal of the Notes; or

(c) default in the performance, or breach, of Sections 7(a), 7(b) or 7(i) or Sections 8(c), 8(d), 8(e), 8(g) 8(h), 8(i), 8(j)(B), 8(l),
     8(n) or the creation by any Credit Party of any Liens or Indebtedness that constitutes a default in the performance, or breach of, Sections 8(a) or 8(b); or

(d) default in the performance, or breach, of any covenant of any Credit Party in the Notes or any other Credit Document (other than a covenant a default in whose performance or whose breach is specifically dealt with elsewhere in this Section 9), and continuance of such default or breach for a period of 45 days after the earlier of (A) an Officer of a Credit Party becoming aware of such Default or (B) there has been given, by registered or certified mail, to such Credit Party by the Collateral Agent or holders of not less than 25 percent in aggregate principal amount of the Notes Outstanding of a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

(e) (A) failure of the Issuer or any of its Subsidiaries to pay any principal of, or interest on, or any other amount payable in respect of any Indebtedness or Contingent Obligation of the Issuer or any Subsidiary Guarantor (as the case may be), that is outstanding in a principal amount that exceeds, individually or in the aggregate
     (euro)10,000,000 when the same becomes due and payable and such failure shall continue after the applicable grace period, if any, specified in the applicable agreement; or (B) breach or default by the Issuer or any of its Subsidiaries with respect to any other material term of (a) one or more items of Indebtedness or Contingent Obligations in the individual or aggregate principal amounts referred to in clause (A) above or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness or Contingent Obligation(s),

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     if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); provided, however, that this subclause (e) shall not apply (x) to Indebtedness the payment of which is prohibited by Section 8(e), (y) to the conversion of all or a portion of the Issuer Convertible Subordinated Bonds into Capital Stock of the Issuer as permitted under Section 8(h), or (z) with respect to the SSI Capital Decrease.

(f) any representation or warranty made by the Issuer on the Amendment Date pursuant to Section IV of the Agreement of Understanding or any other representation or warranty made or deemed made by or on behalf of any Credit Party or by any officer of the foregoing under or in connection with any Credit Document or under or in connection with any report, certificate, or other document delivered to the Collateral Agent or any Noteholder pursuant to any Credit Document shall have been incorrect in any material respect when made or deemed made; or

(g) it is or will become unlawful for any Credit Party to perform or comply with any of its obligations under or in respect of any Credit Document to which it is a party; or

(h) any Credit Document is not (or is claimed by any Credit Party not to be) in full force and effect; or

(i) any Collateral Document, after delivery thereof pursuant hereto, shall for any reason, except to the extent permitted by the terms hereof or thereof, fail or cease to create a valid and perfected and first priority Lien (subject to Permitted Liens) in favor of the Collateral Agent on any Collateral purported to be covered thereby and such failure continues for a period of 20 consecutive days; or

(j)  the entry by a court of competent jurisdiction of a

     (i) decree or order for relief in respect of any Credit Party, other than Carbogen, in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law, or

     (ii) a decree or order adjudging any Credit Party, other than Carbogen, a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of such Credit Party under any applicable law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Credit Party or of any


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           substantial part of its property, or ordering the winding up or liquidation of its affairs and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

(k) the commencement by any Credit Party, other than Carbogen, of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of such Credit Party in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of such Credit Party or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by such Credit Party in furtherance of any such action; provided, however, that for the avoidance of doubt, a gerechtelijk akkoord/concordat judiciaire (judicial composition) will not constitute an event of default; or

(l) any event which, under the laws of any Credit Party's jurisdiction of incorporation has an analogous effect to any of the events referred to in paragraphs (j) and (k) above; or

(m)  failure to comply with the following reporting requirements

     (i) within 60 days after the end of each fiscal quarter of the Issuer and its Subsidiaries (or, in the case of the fiscal quarter which is the last quarter of its fiscal year, 110 days after the end of such fiscal quarter), commencing with the first fiscal quarter of the Issuer and its Subsidiaries ending after the Amendment Date, cause to be filed with the SEC on the Parent's SEC Form 8-K consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated and consolidating statements of cash flows of the Issuer and its Subsidiaries, each as at the end of such quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period of the immediately preceding Fiscal Year, all in reasonable detail and certified by an Authorized Officer of the Issuer or a designee who is an Authorized Officer of the Parent (such certificate to be furnished to the Collateral Agent and not filed on the Parent's SEC Form 8-K) as fairly presenting, in all material respects, the financial position of the Issuer and its Subsidiaries, each as of the end of such quarter and the results of operations and cash flows of the Issuer and its Subsidiaries for such quarter, in accordance with GAAP applied in a manner consistent with that of the


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           most recent audited financial statements of the Issuer and its
           Subsidiaries, subject to normal year-end audit adjustments and the absence of footnotes; and

     (ii) within 110 days after the end of each Fiscal Year of the Issuer and its Subsidiaries, cause to be filed with the SEC on the Parent's SEC Form 8-K consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated and consolidating statements of cash flows of the Issuer and its Subsidiaries, each as at the end of such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the immediately preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP.

(n) Monchem International, Inc. and Solutia Investments, LLC at any time holds, owns and controls less than all of the aggregate outstanding principal amount of the Issuer Convertible Subordinated Bonds or Monchem International, Inc. or Solutia Investments, LLC at any time after the date hereof sells, transfers, conveys, pledges, hypothecates or otherwise disposes of all or any portion of the Issuer Convertible Subordinated Bonds (or any interest therein) owned by it; provided, however, that up to 65 percent of the aggregate principal amount of the Issuer Convertible Subordinated Bonds may be pledged to secure the debtor in possession financing facilities of Monchem International Inc. and Solutia Investment, LLC; provided, further that the conversion of all or a portion of the Issuer Convertible Subordinated Bonds into Capital Stock of the Issuer permitted under
     Section 8(h) shall not constitute an Event of Default under this
     Section 9(n); or

(o) any Credit Party makes any payment whatsoever (whether or not such payment is due and owing thereunder and whether such payment is with respect to principal, interest, or other amounts) on the Issuer Convertible Subordinated Bonds, it being expressly understood and agreed that the Collateral Agent and the Noteholders do not consent to the use of the Collateral, including any cash collateral securing the Obligations, to make payment on the Issuer Convertible Subordinated Bonds and that if any such payment is made, the cash, and proceeds of such cash, will still be subject to Liens in favor of the Collateral Agent to secure the Obligations; provided, however, that conversion of all or a portion of the Issuer Convertible Subordinated Bonds into Capital Stock of the Issuer permitted under Section 8(h) shall not constitute an Event of Default under this Section 9(o); or

(p) the Issuer fails to deliver a notice by registered or certified mail to be received by the Collateral Agent and the Noteholders at least 5 Business Days prior to the making of any payment on the Issuer Convertible Subordinated Bonds which notice shall indicate the time, place and amount of payment that is to be made on the Issuer Convertible Subordinated Bonds; provided that the conversion of all or a portion of the Issuer Convertible Subordinated Bonds into Capital Stock of the Issuer permitted under Section 8(h) shall not constitute an Event of Default under this Section 9(p); or

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(q)  (i) the Issuer Trademark Agreement or the Issuer Royalty Agreement
     is amended, modified or terminated (other than amendments which solely extend the term thereof through at least December 15, 2008 and amendments which solely reduce the license fees, royalty and the percentages relating thereto paid or payable by any Credit Party);
     (ii) any party under the Issuer Trademark Agreement or the Issuer Royalty Agreement (other than the Issuer) shall breach any of its obligations thereunder; (iii) the license fees and percentages relating thereto paid or payable by any Credit Party under the Issuer Trademark
     Agreement after the Amendment Date is higher than the license fees and percentages relating thereto in effect on the Amendment Date; or
     (iv) the royalty and percentages relating thereto paid or payable by any Credit Party under the Issuer Royalty Agreement after the Amendment
     Date is higher than the royalty and percentages relating thereto in effect on the Amendment Date; or

(r) (i) the entry by a court of competent jurisdiction of a judgment ordering that any holder or owner of the Issuer Convertible Subordinated Bonds may take action to enforce their rights or remedies under or with respect to the Issuer Convertible Subordinated Bonds and such order remains unstayed and in effect for a period of 30 consecutive days; or (ii) any holder or owner of the Issuer Convertible Subordinated Bonds takes any action to enforce their rights or remedies under or with respect to the Issuer Convertible Subordinated Bonds; or

(s) any money judgment, writ or warrant of attachment or similar process involving

     (i)   in any individual case an amount in excess of (euro)5,000,000 or

     (ii)  in the aggregate at any time an amount in excess of
           (euro)10,000,000

     in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage, shall be entered or filed against the Issuer or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder, and such judgment, writ or warrant remains unstayed and in effect for a period of 30 consecutive days; or

(t)  the Parent or any of its Subsidiaries (other than the Credit
     Parties) shall create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of any Credit Party, other than in accordance with these Terms and Conditions of Notes (i) to pay dividends or to make any other distribution on any shares of Capital Stock of such Subsidiary owned by any Credit Party or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to any Credit Party or any of its Subsidiaries (other than the prohibition of prepayment of the Solutia UK Note set forth in the DIP Credit


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     Agreement as in effect on the Amendment Date), (iii) to make loans or advances to any Credit Party or any of its Subsidiaries or (iv) to transfer any of its property or assets to any Credit Party or any of its Subsidiaries; provided, however, that nothing in any of clauses (i) through (iv) of this paragraph (t) shall prohibit or restrict compliance with any applicable law, rule or regulation (including, without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances); or

(u)  a Material Adverse Effect has occurred;

If an Event of Default (other than an Event of Default under paragraphs (a), (j), (k), (l) or (p) shall have occurred and be continuing, Requisite Noteholders may declare by delivery of a notice to the Issuer by registered or certified mail, the principal of such Noteholder's Notes, together with any accrued interest and Additional Amounts and all other Obligations, to be due and payable immediately. If an Event of Default under paragraph (a) shall have occurred and be continuing, any Noteholder may declare the principal of such Noteholder's Notes, together with any accrued interest and Additional Amounts and all other Obligations, to be due and payable immediately. If an Event of Default under paragraphs (j), (k), (l) or (p) above shall have occurred and be continuing, then the principal of the Notes, together with any accrued interest and all other Obligations, will be due and payable immediately without any declaration or other act on the part of any Noteholder (such an event, the "acceleration") (it being understood that if the Issuer fails to deliver the notice described in paragraph (p) above with respect to any payment on the Issuer Convertible Subordinated Bonds, then the acceleration as a result of paragraph (p) above shall automatically occur on the fifth Business Day prior to the date that such payment is made on the Issuer Convertible Subordinated Bonds). Past defaults may be waived by the consent of Requisite Noteholders; provided, however, that a default in the payment of principal of Notes or in respect of a covenant or provision of the Notes cannot be modified or amended without the approval of all Noteholders or otherwise in accordance with the provisions of Article 568 of the Belgium Company Law.

10.  MODIFICATION OF FISCAL AGENCY AGREEMENT AND NOTES

The Fiscal Agency Agreement or the Terms and Conditions of Notes may be amended by the Issuer and the Fiscal Agent with the consent of the Collateral Agent, but without the consent of the holder of any Note or Coupon, for the purposes of curing any ambiguity, or of curing, correcting or supplementing any defective provisions contained therein or in any other manner which the Issuer and the Fiscal Agent with the consent of the Collateral Agent may deem necessary or desirable and which will not be inconsistent with the Notes or any Coupons and which will not adversely affect the interests of the Collateral Agent or the holders of Notes or any Coupons.

The Fiscal Agency Agreement contains provisions for convening meetings of Noteholders to consider matters relating to the Notes, including the modification of any provision of the Notes and the other Credit Documents.

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All meetings of Noteholders will be held in accordance with the Belgian
Company Code ("Belgian Company Law"). Such a meeting may be convened by Noteholders holding not less than 20 percent in principal amount of the Notes Outstanding. The quorum at any such meeting convened to consider a Resolution will be two or more persons holding or representing at least
50 percent of the aggregate principal amount of the Notes then Outstanding, or at any adjourned meeting after publication of a new convening notice pursuant to Section 14 hereof two or more persons being or representing Noteholders whatever the aggregate principal amount of the Notes Outstanding so held or represented. A Resolution requires the approval of Noteholders holding or representing at least 75 percent of the aggregate principal amount of the Notes Outstanding present or represented at the meeting and taking part in the vote. If, however, a Resolution is adopted by Noteholders holding or representing less than one-third of the aggregate principal amount of the Notes Outstanding (whether present or represented at the meeting or not), such Resolution is not binding unless approved by the Belgian Court of Appeal in the district where the Issuer's registered office is located. The above quorum and special majority requirements do not apply to Resolutions relating to interim measures or to the appointment of a representative of the Noteholders. In such a case, the Resolutions are adopted by Noteholders holding or representing at least a majority of the aggregate principal amount of the Notes Outstanding present or represented at the meeting. A Resolution duly passed in accordance with the provisions of Belgian Company Law at any meeting of Noteholders will be binding on all Noteholders, whether or not they are present at the meeting and whether or not they vote in favor thereof, and on all Couponholders.

The matters listed in Article 568 of the Belgian Company Law in respect of which a Resolution may be adopted include modifying or suspending the date of maturity of Notes, postponing any day for payment of interest thereon, reducing the rate of interest applicable in respect of such Notes, deciding urgent interim actions in the common interest of Noteholders, accepting a security in favor of the Noteholders, accepting a transformation of Notes into shares on conditions proposed by the Issuer, and appointing a special agent of the Noteholders to implement the resolutions of the meeting of Noteholders.

11.  REPLACEMENT OF NOTES AND COUPONS

If any Note or Coupon is mutilated or defaced or is apparently destroyed, lost or stolen, it may be replaced at the specified office of the Principal Paying Agent subject to all applicable laws and stock exchange requirements upon payment by the claimant of the expenses incurred in connection therewith and on such terms and with such indemnity as the Issuer and the Agent may require. Mutilated or defaced Notes or Coupons must be surrendered before replacements will be issued.

Notwithstanding the above, in the case of destruction, loss, theft, or any other event of involuntary dispossession of a Note in bearer form the provisions of the Belgian Law of 24 July 1921 relating to involuntary dispossession of bearer securities, as amended on 22 July 1991 (the "Law") will apply. Provided such event of involuntary dispossession with respect to any Note has been notified and published in accordance with the procedure of opposition provided for by the Law, this will impose certain obligations upon the Issuer or the Agent including attaching such Note, reinvesting the principal and, in some cases, the revenues of such Note as specified,


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and refusing any payment on such Note for a period of four years starting from the first of January following the first publication in the Bulletin of Oppositions ("Bulletin des oppositions/Bulletijn der met verzet aangetekende waarden").

12.  INTENTIONALLY OMITTED

13.  PRESCRIPTION

Under New York's statute of limitations, any legal action upon the Notes or Coupons must be commenced within six years after the payment thereof is due. Thereafter, Notes and Coupons will become generally unenforceable.

14.  NOTICES


Notices to holders of the Notes will be given at least once by publication in one daily newspaper in the English language of general circulation in London and, so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, in a daily newspaper of general circulation in Luxembourg. If publication in either London or Luxembourg is impractical, notices shall be published by such means as will, so far as may be reasonably practicable, approximate publication in such newspaper. Such publication is expected to be made in the Luxemburger Wort in Luxembourg and the Financial Times in London. Such notices will be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication.

In addition to the above publications, with respect to notices for a meeting of the Noteholders, any convening notice for such meeting shall be made in accordance with Article 568 of the Belgian Company Law, by an announcement to be inserted twice, with an interval of not less than eight days, the second time at least eight days prior to the meeting, in the Belgian State Gazette ("Moniteur belge - Belgisch Staatsblad") and in a paper issued in the district in which the Issuer has its seat and in a paper issued in the capital of every province in Belgium. Resolutions to be submitted to the meeting of the Noteholders must be described in the convening notice. In addition, the convening notice shall specify the procedures in respect of voting on resolutions to be decided by the meeting.

All notices to the Noteholders shall also be sent to the Collateral Agent at its address provided in the Collateral Agency Agreement. In addition to the foregoing, the Issuer shall send copies of all notices sent to the Noteholders and the Collateral Agent pursuant to this Agreement, the Collateral Agency Agreement and the other Credit Documents to any Person or Persons that certify to the Issuer that it or they own directly or indirectly more than 10 percent of the aggregate principal amount of the Notes at the address identified by such Person or Persons in writing to the Issuer.

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All notices to the Issuer shall be sent to the following address (or any other substitute address):

         Solutia Europe SA/NV         Parc Scientifique Fleming
         Boondaelse Steenweg 6        Rue Laid Burniat 3
         B-1050 Brussels              B-1348 Louvain-Le-Neuve
         Belgium                      Belgium
                                      Fax: ++3210481224

         Attention: For the Attention of the Chief Legal Counsel

All notices to the Collateral Agent shall be sent to the following address (or any other substitute address):

         KBC Bank NV
         ---------------------------
         Havenlaan 12
         ---------------------------
         B-1080 Brussels
         ---------------------------
         Belgium
         Fax: ++3224294920
         Anntention:  Mr. Dirk De Bleser

15.  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL

THE FISCAL AGENCY AGREEMENT, THE NOTES AND THE COUPONS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES THEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT FOR THE PROVISIONS REGARDING MEETS OF NOTEHOLDERS WHICH WILL BE CONSTRUED IN ACCORDANCE WITH BELGIAN LAW.

The Issuer hereby irrevocably submits to the non-exclusive jurisdiction of any state or United States Federal court sitting in the Borough of Manhattan, New York City, State of New York and of any Belgian court sitting in Brussels over any suit, action or proceeding arising out of or relating to the Fiscal Agency Agreement, the Collateral Agency Agreement, the Notes, the Coupons and the other Credit Documents. The Issuer irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. As long as any of the Obligations remain outstanding, the Issuer will at all times have an authorized agent for service of process in New York City and a registered office in Belgium, upon whom process may be served in any suit, action or proceeding arising out of or relating to the Fiscal Agency Agreement, the Collateral Agency Agreement, the Notes, the Coupons and the other Credit Documents. Service of process upon such agent and written notice of such service mailed or delivered to the Issuer shall to the extent permitted by law be deemed in every respect effective service of process upon the Issuer in any such suit, action or proceeding. The Issuer hereby appoints CT Corporation System, 111 Eighth Avenue, New York, New York 10011 and its

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registered office in Belgium as its agents for such purpose, and covenants and agrees that (i) service of process in any such suit, action or proceeding may be made upon it at the specified office of any such agent (or such other address or at the office of any other authorized agent which the Issuer may designate by written notice to the Collateral Agent) and
(ii) prior to any termination of any such agency for any reason, it will so appoint a successor thereto as agent hereunder.

THE ISSUER AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE FISCAL AGENCY AGREEMENT, THE COLLATERAL AGENCY AGREEMENT, THE NOTES, THE COUPONS AND THE OTHER CREDIT DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE ISSUER (I) ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT THE COLLATERAL AGENT AND THE NOTEHOLDERS HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THE CREDIT DOCUMENTS TO WHICH THEY ARE PARTY OR ACCEPTING THE BENEFITS THEREOF, AS THE CASE MAY BE, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS, AND (II) FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF ANY CREDIT DOCUMENTS. In the event of litigation, these Terms and Conditions of Notes may be filed as a written consent to a trial by the court.

16.  INDEMNIFICATION

The Issuer (the "Indemnitor") agrees to indemnify each Noteholder and their respective control persons, affiliates, agents, representatives and assigns (collectively, the "Indemnitees") from and against any and all liabilities which may be incurred by them (i) based on the conduct of the Issuer, the Subsidiary Guarantors or any of their respective Affiliates, or (ii) which asserts that any of the agreements or transactions provided for in these Terms and Conditions of Notes and the other Credit Documents conflicts with or violates any contract, agreement, order, proceeding, duty or law applicable to the Issuer or any of its Subsidiaries or Affiliates.

Promptly after receipt by an Indemnitee of notice of any claim or the commencement of any action, the Indemnitee shall, if a claim in respect thereof is to be made against an Indemnitor under this Section 16, notify the Indemnitor in writing of the claim or the commencement of that action; provided, however, that the failure to notify the Indemnitor shall not
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liability which it may have under this Section 16 except to the extent it has been materially prejudiced by such failure. If any such claim or action shall be brought against an Indemnitee, and it shall notify the Indemnitor thereof, the Indemnitors shall be entitled to participate therein and to assume the defense thereof with counsel reasonably satisfactory to the Indemnitee. After notice from the Indemnitor to the Indemnitee of its election to assume the defense of such claim or action, the Indemnitor shall not be liable to the Indemnitee under this
Section 16 for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnitor has and continues to fully and adequately assume the defence thereof and counsel to the relevant Indemnitee has not determined that a conflict of interest between the Indemnitor and such Indemnitee exists.

The provisions of this Section 16 shall survive the termination of these Terms and Conditions of Notes and the other Credit Documents.

17.  ENGLISH LANGUAGE; SEVERABILITY.

The official language of these Terms and Conditions of Notes is English, and no translation thereof shall be binding or consulted in order to interpret these Terms and Conditions of Notes.

In case any provision in these Terms and Conditions of Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

18.  EXPENSES, ETC.

The Issuer will pay on demand, all costs, expenses and fees incurred by or on behalf of the Collateral Agent as provided in the Collateral Agency Agreement. Without limitation of the foregoing or any other provision of any Credit Document, the Issuer agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions payable in connection with the Fiscal Agency Agreement, any Mortgage or any other Credit Document.

19.  DEFINITIONS.

"Accounts" means, as to each Credit Party or any of its Subsidiaries, all
 --------
present and future rights of such Credit Party or such Subsidiary, as the case may be, to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, or (c) for a secondary obligation incurred or to be incurred.

"Additional Amounts" shall have the meaning set forth in Section 6 of the
 ------------------
Terms and Conditions of Notes.

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"Affiliate" means, with respect to any Person, any other Person that
 ---------
directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10 percent or more of the Capital Stock having ordinary voting power for the election of directors of such Person or
(b) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall the Collateral Agent or any Noteholder in such capacity be considered an "Affiliate" of any Credit Party and the Parent and its Subsidiaries (other than the Credit Parties) shall be deemed to be Affiliates of the Credit Parties.

"After Acquired Property" has the meaning specified therefor in Section 7(g)
 -----------------------
of the Terms and Conditions of Notes.

"Agreement of Understanding" means the Agreement of Understanding and
 --------------------------
Restructuring dated 30 January, 2004 among the Issuer and the holders of the Original Notes party thereto, as such agreement may be amended, modified or supplemented from time to time, including all exhibits and schedules to any of the foregoing.

"Amendment Date" means the date of the amendment and restatement of the
 --------------
Original Notes as contemplated by these Terms and Conditions of Notes.

"Amcis" means Amcis AG, a corporation organized under the laws of
 -----
Switzerland.

"Authorized Officer" means, with respect to any Person, the chief executive
 ------------------
officer, chief financial officer, president, treasurer, assistant treasurer, controller, assistant controller or a director on the Board of Directors of such Person.

"Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C. Section
 ---------------
101, et seq.), as amended, and any successor statute.

"Board of Directors" means, with respect to any Person, the board of
 ------------------
directors (or comparable managers) of such Person or any committee thereof duly authorized to act on behalf of the board in accordance with applicable law.

"Business Day" means any day other than a Saturday, Sunday or other day on
 ------------
which commercial banks in New York City, Brussels, Belgium, Frankfurt, Germany or Zurich, Switzerland are authorized or required to close, and with respect to payments of principal and interest in respect of the Notes and Coupons, means, in respect of any place of presentation, any day on which banks are open for presentation and payment of bearer debt securities and for dealings in foreign currencies in such place of presentation and, in the case of payment by transfer to a euro account as referred to above, on which the Trans-European Automated Real-Time Gross Express Settlement Transfer (TARGET) System is operating and, in the case of a transfer through the BNB System, a day on which such system is operating.

"Capital Expenditures" means, with respect to any Person for any period, the
 --------------------
aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in "property, plant and equipment" or in a similar fixed asset


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account on its balance sheet, whether such expenditures are paid in cash or financed and including all Capitalized Lease Obligations paid or payable during such period.

"Capital Stock" means (a) with respect to any Person that is a corporation,
 -------------
any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (b) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

"Capitalized Lease" means, with respect to any Person, any lease of real or
 -----------------
personal property by such Person as lessee that is required under GAAP to be capitalized on the balance sheet of such Person.

"Capitalized Lease Obligations" means, with respect to any Person,
 -----------------------------
obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

"Carbogen" means Carbogen AG, a corporation organized under the laws of
 --------
Switzerland.

"Collateral" means all of the property and assets and all interests therein
 ----------
and proceeds thereof now owned or hereafter acquired by any Credit Party upon which a Lien is granted or purported to be granted by such Credit Party as security for all or any part of the Obligations.

"Collateral Agency Agreement" means the Collateral Agency Agreement dated on
 ---------------------------
or about the Amendment Date among the Issuer, any Subsidiary Guarantors party thereto and the Collateral Agent as contemplated by Section III of the Agreement of Understanding, as such agreement may be amended, modified or supplemented from time to time, including all exhibits and schedules to any of the foregoing.

"Collateral Agent" means, in its capacity as Collateral Agent under the
 ----------------
Collateral Agent Agreement and its successors and assigns.

"Collateral Documents" means the Pledge Agreements, the Security Agreements,
 --------------------
the Mortgages, and all other instruments or documents delivered by any Credit Party pursuant to the Agreement of Understanding or any of the other Credit Documents in order to grant to the Collateral Agent a Lien on any real, personal or mixed property of that Credit Party as security for any of the Obligations of the relevant Credit Party.

"Contingent Obligation" means, with respect to any Person, any obligation of
 ---------------------
such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation,

     (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor;

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     (b)   the obligation to make take-or-pay or similar payments, if such payments are required pursuant to applicable contract terms regardless of failure by any other party or parties to such contract to comply with their obligations thereunder;

     (c)   any obligation of such Person, whether or not contingent,

           (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,

           (ii)  to advance or supply funds

                 (1) for the purchase or payment of any such primary obligation, or

                 (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor,

           (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or

           (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof;

     provided, however, that the term "Contingent Obligation" shall not include

                 (1)  customary indemnification obligations which are

                      (I) provided in the ordinary course to the directors, officers, employees, agents, independent contractors or service providers of the Issuer or any of its Subsidiaries, or

                      (II) in connection with the sale or disposition of property,

                 (2)  indemnification obligations given in the Credit Documents,

                 (3) any product warranties extended in the ordinary course of business.

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The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

"CPFilms Germany" means CPFilms Vertriebs GMBH, a limited liability company
 ---------------
organized under the laws of Germany.

"Credit Document" means the Agreement of Understanding, the Fiscal Agency
 ---------------
Agreement, the Collateral Agency Agreement, the Notes (including without limitation the Terms and Conditions of Notes), the Subsidiary Guaranties, the Collateral Documents and other agreement, instrument, and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Note or any other Obligation, as amended, modified or supplemented from time to time.

"Credit Party" means the Issuer and the Subsidiary Guarantors.
 ------------

"Current Value" has the meaning specified therefor in Section 7(g) of the
 -------------
Terms and Conditions of Notes.

"Default" means an event which, with the giving of notice or the lapse of
 -------
time or both, would constitute an Event of Default.

"Disposition" means any transaction, or series of related transactions,
 -----------
pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person, excluding any sales of Inventory in the ordinary
                      ---------
course of business on ordinary business terms.

"Euro" or "(euro)" means the single currency of participating member states
 ----      ------
of the European Union.

"Event of Default" means any of the events set forth in Section 9 of the
 ----------------
Terms and Conditions of Notes.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.
 ------------

"Fiscal Agency Agreement" means the Fiscal Agency Agreement dated on or
 -----------------------
about February 10, 2004 among the Issuer, the Fiscal Agent and the Principal Paying Agent, as amended, modified or supplemented from time to time, including all amendments and any exhibits or schedules to any of the foregoing.

"Fiscal Agent" has the meaning set forth in the introductory paragraphs of
 ------------
the Terms and Conditions of Notes.

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"Fiscal Year" means the fiscal year of the Issuer and its Subsidiaries
 -----------
ending on December 31 of each year.

"GAAP" means generally accepted accounting principles in effect from time to
 ----
time in the United States applied on a basis consistent with that of the most recent US GAAP financial statements of the Issuer and its Subsidiaries.

"Governmental Authority" means any nation or government, any Federal, state,
 ----------------------
city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

"Hedging Agreement" means any interest rate, foreign currency, commodity or
 -----------------
equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

"Indebtedness" means, with respect to any Person, without duplication,
 ------------

         (A)      all indebtedness of such Person for borrowed money;

         (B) all obligations of such Person for the deferred purchase price of property or services (other than trade payables or other accounts payable incurred in the ordinary course of such Person's business and not outstanding for more than 90 days after the date such payable becomes due);

         (C) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made;

         (D) all reimbursement, payment or other obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder may be limited to repossession or sale of such property;

         (E)      all Capitalized Lease Obligations of such Person;

         (F) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities;

         (G) all obligations and liabilities, calculated on a basis satisfactory to the Collateral Agent and in accordance with accepted practice, of such Person under Hedging Agreements;

         (H)      all Contingent Obligations; and

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         (I)      all obligations referred to in clauses (A) through (H) of
                  this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

provided, however, that Indebtedness shall not include

         (i) obligations and liabilities in respect of synthetic lease facilities that are accounted for as operating leases in accordance with GAAP, including Guarantees of loans then outstanding by the lenders under any such facility to the lessor thereunder);

         (ii) obligations of the Issuer or any of Subsidiary Guarantor arising from agreements of the Issuer or a Subsidiary Guarantor providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred or assumed in connection with the disposition of any business, assets or a Subsidiary permitted under the Terms and Conditions of Notes, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition; provided, however, that:

                  (A) such obligations are not reflected on the balance sheet of the Issuer or any of its Subsidiaries (contingent obligations referred to in a footnote to financial statements and not otherwise reflected on the balance sheet shall not be deemed to be reflected on such balance sheet for purposes of this clause (i)); and

                  (B) the maximum assumable liability in respect of all such obligations shall at no time exceed the gross proceeds including noncash proceeds (the fair market value of such noncash proceeds being measured at the time received and without giving effect to any subsequent changes in value) actually received by the Issuer and its Subsidiaries in connection with such disposition,

         (iii) obligations arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of day-light overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such obligations are extinguished within three business days of incurrence; or

         (e) purchase price holdbacks in connection with purchasing in the ordinary course of business of the Issuer and its Subsidiaries.

"Insolvency Proceeding" means any proceeding commenced by or against any
 ---------------------
Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments


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for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

"Intercompany Indebtedness Owed to Credit Parties" means any Indebtedness of
 ------------------------------------------------
the Parent or any of its Subsidiaries or Affiliates owing to any of the Credit Parties.

"Inventory" means, with respect to any Person, all goods and merchandise of
 ---------
such Person, including, without limitation, all raw materials, work-in-process, packaging, supplies, materials and finished goods of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an Account or cash.

"Issuer Convertible Subordinated Bonds" means the Convertible Bond Issue and
 -------------------------------------
Subscription Agreement dated January 26, 1999 between the Issuer (as successor to Solutia Europe Holdings SCA) and Monchem International, Inc. and Solutia Investments, LLC pursuant to which the Issuer issued intercompany bonds in the amount of BEF 495,000,000 to Monchem
International, Inc. and in the amount of BEF 4,455,000,000 to Solutia Investments, LLC.

"Issuer Royalty Agreement" means that certain Agreement relating to royalty
 ------------------------
dated as of 1 September 1997 by and between the Issuer and the Parent.

"Issuer Trademark Agreement" means that certain Trademark License Agreement
 --------------------------
dated as of 1 September 1997 by and between the Issuer and the Parent.

"Lease" means any lease of real property to which any Credit Party or any of
 -----
its Subsidiaries is a party as lessor or lessee.

"Lien" means any mortgage, deed of trust, pledge, lien (statutory or
 ----
otherwise), security interest, charge or other encumbrance of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security; provided, that in no event shall an operating lease be deemed to constitute a Lien.

"Material Adverse Effect" means a material adverse effect on any of
 -----------------------

         (a) the operations, business, assets, properties or condition (financial or otherwise) of Issuer or of the Credit Parties taken as a whole;

         (b) the ability of any Credit Party to perform any of its obligations under any Credit Document to which it is a party;

         (c) the legality, validity or enforceability of the Fiscal Agency Agreement or any other Credit Document;

         (d) the rights and remedies of the Collateral Agent or any Noteholder under any Credit Document; or

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         (e)      the validity, perfection or priority of a Lien in favor of the Collateral Agent on any of the Collateral.

"Material Contract" means, with respect to any Credit Party, (a) each
 -----------------
contract or agreement to which such Credit Party is a party involving aggregate consideration payable to or by such Credit Party of
(euro)40,000,000 or more (other than purchase orders in the ordinary course of the business of such Credit Party and other than contracts that by their terms may be terminated by such Credit Party in the ordinary course of its business upon less than 60 days' notice without penalty or premium) in any Fiscal Year and (b) all other contracts or agreements material to the business, operations, condition (financial or otherwise), performance or properties of the Credit Parties taken as a whole.

"Mortgages" means, collectively (i) the Mortgage Agreement (hypotheek
 ---------
overeenkomst) and the Mortgage Mandate (hypothecaire volmacht) made by the Issuer pursuant to the Agreement of Understanding in favor of the Collateral Agent, securing the Obligations as provided therein and delivered to the Collateral Agent, as such documents may hereafter be amended, supplemented or otherwise modified from time to time and (ii) a mortgage, mortgage mandate, deed of trust or deed on real property to secure debt, in form and substance reasonably satisfactory to the Collateral Agent, made by a Credit Party in favor of the Collateral Agent securing the Obligations and delivered to the Collateral Agent pursuant to the Credit Documents.

"Net Cash Proceeds" means, with respect to any Disposition by any Person or
 -----------------
any of its Subsidiaries, the amount of cash received from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary, in connection therewith after deducting therefrom only:

         (a) the amount of any Indebtedness secured by any Lien permitted by Section 8(a) of the Terms and Conditions of Notes on any asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such Disposition (other than the Obligations);

         (b) expenses related to the Disposition (including legal, accounting and investment banking fees, and brokerage and sales commissions) and any relocation, redundancy and closing costs incurred as a result thereof, incurred by such Person or such Subsidiary;

         (c) transfer taxes paid to any taxing authorities by such Person or such Subsidiary in connection therewith;

         (d) net income taxes to be paid in connection with such Disposition (after taking into account any tax credits or deductions directly arising from or as a result of such Disposition and any tax sharing arrangements); and

         (e) any reserves for adjustments in respect of the sale price of such assets and for future liabilities established in accordance with GAAP, in each case to the extent, but only to the extent, that the amounts so deducted are
                  (x) actually paid to a Person that, except in the case of out-of-pocket expenses, is not an Affiliate of


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                  such Person or any of its Subsidiaries and properly
                  attributable to such transaction or to the asset that is the subject thereof.

"Obligations" means all present and future indebtedness, obligations, and
 -----------
liabilities of each Credit Party to the Collateral Agent and the Noteholders, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9 of the Terms and Conditions of Notes, which may arise under, out of, or in connection with, the Fiscal Agency Agreement, the Notes, the Collateral Agency Agreement, any Subsidiary Guaranty or any other Credit Document, or any other document made, delivered or given in connection herewith or therewith.

"Outstanding" means, as of the date of determination, all Notes theretofore
 -----------
authenticated and delivered under the Fiscal Agency Agreement, except:

         (a) Notes theretofore cancelled by the Agent or delivered to the Agent for cancellation;

         (b) Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Agent or any applicable Paying Agent (other than the Issuer, the Parent or any Subsidiary Guarantor) in trust or set aside and segregated in trust by the Issuer, the Parent or any Subsidiary Guarantor (if the Issuer, the Parent or any Subsidiary Guarantor shall act as its own or their own Paying Agent) for the Noteholders; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the terms of the Notes or provision therefor reasonably satisfactory to the Fiscal Agent has been made; and

         (c) Notes that have been exchanged for or in lieu of which other Notes have been authenticated and delivered pursuant to the terms of the Notes or the Fiscal Agency Agreement, other than any such Notes in respect of which there shall have been presented to the Fiscal Agent proof satisfactory to it that such Notes are held by a bona fide purchaser in which hands such Notes are valid obligations of the Issuer;

provided, however, that in determining whether the Noteholders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder as of any date, Notes owned by the Issuer, the Parent or any Subsidiary Guarantor or any other obligor upon the Notes or any affiliate of the Issuer, the Parent or any Subsidiary Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that (i) in determining whether the Fiscal Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Fiscal Agent knows to be so owned shall be so disregarded, and (ii) Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee established to the satisfaction of the Fiscal Agent the pledgee's rights so to act with respect to such Notes and that the pledgee is not the Issuer, the Parent or any Subsidiary Guarantor or any other obligor


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upon the Notes or any affiliate of the Issuer, the Parent or any Subsidiary
Guarantor or such other obligor.

"Parent" means Solutia Inc., a corporation organized under the laws of the
 ------
State of Delaware, United States.

"Permitted Indebtedness" means:
 ----------------------

         (a) any Indebtedness owing to the Collateral Agent or any Noteholder under the Fiscal Agency Agreement, the Notes, the Subsidiary Guaranties and/or the other Credit Documents;

         (b) any Indebtedness listed on Schedule IV(m) to the Agreement of Understanding and the extension of maturity, refinancing or modification of the terms thereof; provided, however, that (i) such extension, refinancing or modification is pursuant to terms that are not less favorable to the Credit Parties than the terms of the Indebtedness being extended, refinanced or modified, other than with respect to the rate of interest which shall not be greater than the then applicable market rate of interest that is appropriate for such Indebtedness at the time of such refinancing, and (ii) after giving effect to such extension, refinancing or modification, the principal amount of such Indebtedness is not greater than the amount of Indebtedness outstanding immediately prior to such extension, refinancing or modification;

         (c) the following Indebtedness: (i) the Issuer Convertible Subordinated Bonds; (ii) obligations described in clause
                  (b) of the definition of Indebtedness in favor of the Parent or any of its Affiliates that filed a bankruptcy proceeding in the United States and which was incurred prior to the commencement of such bankruptcy proceedings in December, 2003 in an aggregate amount of not more than
                  (euro)8,000,000; and (iii) obligations of Issuer owed to a Governmental Authority in Belgium under a cash backed guaranty of environmental liabilities to the extent required by such Governmental Authority;

         (d) Indebtedness evidenced by Capitalized Lease Obligations entered into in order to finance Capital Expenditures made by the Credit Parties; provided that the aggregate amount of such Capital Lease Obligations, together with the Indebtedness permitted pursuant to clause (e) of the definition of Permitted Indebtedness shall not exceed
                  (euro)8,000,000 outstanding at any time;

         (e) Indebtedness secured by a Lien permitted by clause (f) of the definition of "Permitted Lien";

         (f) Indebtedness of any Credit Party to any other Credit Party, to the extent such Indebtedness is (i) evidenced by a promissory note or other written agreement or instrument, (ii) pledged to the Collateral Agent pursuant to the relevant Collateral Document, and (iii) subordinated to the Obligations;

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         (g)      unsecured Indebtedness under any Hedging Agreement of any
                  Credit Party entered into in the ordinary course of business and not for speculative purposes;

         (h) letters of credit that are issued after the Amendment Date, in an aggregate stated amount for all such letters of credit under this subclause (h) not in excess of
                  (euro)1,000,000 outstanding at any time;

         (i) other unsecured Indebtedness of the Credit Parties incurred after 29 January 2004 in an aggregate principal amount outstanding at any time not exceeding
                  (euro)15,000,000;

         (j) (x) guarantees that are set forth on IV(o) to the Agreement of Understanding and which are outstanding on the Amendment Date and (y) guarantees that are issued after the Amendment Date, in an aggregate stated amount for all such guarantees under this subclause (x) and
                  (y) not in excess of (euro)5,000,000 outstanding at any time; and

         (k) other unsecured Indebtedness of the Issuer incurred after 29 January 2004 to acquire operating assets for the Issuer pursuant to the proviso set forth in Section 8(f); provided that such Indebtedness shall not mature or be payable prior to the payment in full of the Obligations and shall be subordinated to the Obligations.

"Permitted Investments" means
 ---------------------

         (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case, maturing within one year from the date of acquisition thereof;

         (b) commercial paper, maturing not more than one year after the date of issue rated P-1 by Moody's or A-1 by Standard & Poor's;

         (c) certificates of deposit maturing not more than one year after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $300,000,000;

         (d) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause
                  (c) above;

         (e) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000; and

         (f) tax exempt securities rated A or better by Moody's or A+ or better by Standard & Poor's

                                    A-46

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                                                               Execution copy

         (g) readily marketable direct obligations issued by any state of the United States of America or any political subdivision thereof having one of the two highest rating categories obtainable from either Moody's or S&P;

         (h) Indebtedness with a rating of "A" or higher from S&P or "A2" or higher from Moody's;

         (i) any securities received or other investments made as a result of the receipt of non-cash consideration from an asset sale that was made pursuant to and in compliance with Section 8(c)(A), (B) or (C);

         (j) receivables owing to the Issuer or any of its Subsidiaries, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (including such reasonable concessionary terms agreed by the Issuer or such Subsidiary) and otherwise in compliance with the Terms and Conditions of Notes, including Section 8(f) thereof; and

         (k)      overnight investments with KBC Bank in Brussels, Belgium.

"Permitted Liens" means:
 ---------------

         (a)      Liens securing the Obligations;

         (b) Liens for taxes, assessments and governmental charges with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP;

         (c) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's, vendors of raw materials and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

         (d) Liens described on Schedule IV(n) to the Agreement of Understanding, including the extension of maturity, refinancing and other modification of the terms thereof; provided, however, that (i) such extension, refinancing or modification is pursuant to terms that are not less favorable to the Credit Parties and the Noteholders than the terms of the Lien being extended, refinanced or modified, and (ii) after giving effect to such extension, refinancing or modification, the principal amount of such Indebtedness secured by the Lien is not greater than the amount of Indebtedness secured by the Lien immediately prior to such extension, refinancing or modification;

         (e) Liens required by the Indebtedness of the Issuer described in clause (c)(iii) of the definition of Permitted Indebtedness;

                                    A-47

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         (f)      (i) purchase money Liens on equipment acquired or held by
                  any Credit Party in the ordinary course of its business to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition of such equipment or (ii) Liens existing on such equipment at the time of its acquisition; provided, however, that for both clauses (i) and
                  (ii), that (A) no such Lien shall extend to or cover any other property of any Credit Party and (B) the aggregate principal amount of Indebtedness secured by any or all such Liens, together with all Capital Lease Obligations permitted pursuant to clause (d) of the definition of Permitted Indebtedness shall not exceed the amount permitted by clause (e) of the definition of Permitted Indebtedness;

         (g) easements, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any Credit Party in the normal conduct of such Person's business;

         (h) Liens securing Indebtedness permitted by subsection (c) of the definition of Permitted Indebtedness;

         (i) any deposit or pledge as security for the performance of any bid, tender, contract, lease or undertaking not directly or indirectly in connection with the securing of Indebtedness and not for the benefit of any Affiliate of the Issuer; any deposit or pledge with any governmental agency required or permitted to qualify any Credit Party to conduct business, to maintain self-insurance or to obtain the benefits of any law pertaining to workmen's compensation, unemployment insurance, old age pensions, social security or similar matters, or to obtain any stay or discharge in any legal or administrative proceedings; deposits or pledges to obtain the release of mechanics', workmen's, repairmen's, materialmen's or warehousemen's liens or the release of property in the possession of a common carrier;

         (j) banker's Liens, rights of setoff and Liens to secure the performance of bids, tenders, trade or government contracts (other than for borrowed money), leases, liens, statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business; provided that none of the items set forth in this clause (j) shall be for the benefit of any Affiliate of Issuer.

"Person" means any individual, corporation, partnership, joint venture,
 ------
limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Pledge Agreements" means collectively, (a) the Commercial Share Pledge
 -----------------
Agreement and the Share Pledge Agreements made by the Issuer on or about the Amendment Date as contemplated by Section III of the Agreement of Understanding, in each case in favor of the Collateral Agent, providing for the pledge by the Issuer pursuant to applicable law of all of the Capital Stock of SSI, Amcis, Carbogen and, if required pursuant to the Agreement of Understanding, CPFilms


                                    A-48

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                                                               Execution copy

Germany as provided therein and delivered to the Collateral Agent, as such documents may hereafter be amended, supplemented or otherwise modified from time to time and (b) any pledge agreement or similar agreement or instrument in form and substance satisfactory to the Collateral Agent or Requisite Noteholders made by a Credit Party in favor of the Collateral Agent, providing for the pledge by such Credit Party to the extent permitted pursuant to applicable law of the Capital Stock of any of its Subsidiaries or of any other Person owned by such Credit Party pursuant to Section 7 of the Terms and Conditions of Notes and otherwise in accordance with the requirements of law of the applicable jurisdiction.

"Principal Paying Agent" has the meaning set forth in the introductory
 ----------------------
paragraphs of the Terms and Conditions of Notes.

"Relevant Date" means whichever is the later of (a) the date on which such
 -------------
payment first becomes due and (b) if the full amount of the moneys payable has not been made available to the Principal Paying Agent on or prior to such date, the date on which, the full amount of such moneys having been made available, notice to that effect shall have been given to the Noteholders in accordance with the notice provisions described herein.

"Requisite Noteholders" means either (a) Noteholders having or holding more
 ---------------------
than 50 percent of the aggregate principal amount of the Notes or
(b) Noteholders having or holding a requisite principal amount of Notes acting pursuant to a Resolution.

"Resolution" means a resolution of Noteholders duly passed at a meeting
 ----------
called and held in accordance with Belgian Company Law.

"SEC" means the Securities and Exchange Commission or any other similar or
 ---
successor agency of the Federal government administering the Securities Act.

"Securities Act" means the Securities Act of 1933, as amended, or any
 --------------
similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

"Security Agreements" means, collectively (i)(a) the Floating Charge
 -------------------
(overeenkomst pand op handelszaak / contrat de gage sur fonds de commerce), the Floating Charge Mandate (mandaat pand op handelszaak / contrat de gage sur fonds de commerce) and the Commercial Receivables Pledge Agreement made by the Issuer on or about the Amendment Date as contemplated by Section III of the Agreement of Understanding, (b) the Commercial Receivables Pledge Agreement made by SSI on or about the Amendment Date as contemplated by
Section III of the Agreement of Understanding, (c) the Trademark Pledge Agreement, the Assignment Agreement and any other related Collateral Documents made by Amcis on or about the Amendment Date as contemplated by
Section III of the Agreement of Understanding, (d) the Trademark Pledge Agreement, the Assignment Agreement and any other related Collateral Documents made by Carbogen on or about the Amendment Date as further contemplated by Section III of the Agreement of Understanding, and (e) if required pursuant to the Agreement of Understanding, the Commercial Global Assignment Agreement, the Security Transfer Agreement and any other related Collateral Documents made by CPFilms Germany on or about the Amendment Date as further contemplated by Section III of the Agreement of Understanding, in each case in favor of


                                    A-49

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the Collateral Agent and delivered to the Collateral Agent, as such documents may hereafter be amended, supplemented or otherwise modified from time to time, and (ii) any security agreement or similar agreement or instrument in form and substance reasonably satisfactory to the Collateral Agent or Requisite Noteholder made by a Credit Party in favor of the Collateral Agent, providing for the granting of a security interest in any property of such Credit Party pursuant to Section 7 of the Terms and Conditions of Notes and to the fullest extent permitted by applicable local law.

"Solutia UK Note" means the Indebtedness evidenced by the Loan Agreement
 ---------------
dated as of December 31, 2002 between SSI and Solutia UK Holdings Ltd.

"SSI" means Solutia Services International SCA/Comm.VA, a "commanditaire
 ---
vennootschap op aandelen/societe en commandite par actions" organized under the laws of Belgium.

"SSI Capital Decrease" means the reduction of SSI's Capital Stock in an
 --------------------
amount of up to (euro)200,000,000, which reduction shall be effected partially by the recharacterization of SSI's loan receivable from the Issuer in the amount of approximately (euro)178,800,000 and partially by reversing past payments of interest related to such loan.

"Subsidiary" means, with respect to any Person at any date, any corporation,
 ----------
limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (a) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP or (b) of which more than 50 percent of (i) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such Person, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person. It is understood that Flexsys Holdings BV is not a "Subsidiary".

"Subsidiary Guarantor" means (i) each of SSI, Amcis, Carbogen and, if
 --------------------
required pursuant to the Agreement of Understanding, CPFilms Germany, and
(ii) each other Subsidiary of the Issuer which guarantees, pursuant to
Section 7(a) of the Terms and Conditions of Notes or otherwise, all or any part of the Obligations.

"Subsidiary Guaranty" means (i) each guaranty substantially in the form of
 -------------------
Exhibit A-1 (SSI), Exhibit A-2 (CPFilms Germany), and Exhibit A-3 (Amcis and Carbogen) to the Agreement of Understanding, made by each Subsidiary Guarantor described in clause (i) of the definition thereof in favor of the Collateral Agent on or about the Amendment Date and (ii) any other guaranty made by any Subsidiary of the Issuer in favor of the Collateral Agent guarantying obligations of the Issuer under the Notes and the other Credit Documents pursuant to Section 7(a) of the Terms and Conditions of Notes and otherwise in accordance with the requirements of law of the applicable jurisdiction.

                                    A-50

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"Target Subsidiary" has the meaning specified in Section 8(c)(iii)(A) of the
 -----------------
Terms and Conditions of Notes.

"Term Sheet" means that certain Term Sheet attached as Exhibit A to that
 ----------
certain Agreement entered into in December 2003 among the Parent, the Issuer and certain Noteholders.

"Terms and Conditions of Notes" means that certain Schedule 1 to the Fiscal
 -----------------------------
Agency Agreement as amended, supplemented or otherwise modified from time to time.






                                    A-51